Common Stock Reserved for Issuance	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Equity [Abstract]
Common Stock Reserved for Issuance
10.	Stock Warrant

Related to a 2013 debt financing, the Company issued a warrant to purchase 128,231 shares of Series C convertible preferred stock. The convertible preferred stock warrant was recorded as a liability and is adjusted to fair value at each balance sheet date, with the change in fair value being recorded as a component of other income (expense), net in the condensed consolidated statements of operations. Upon issuance, the fair value of the warrant was estimated to be $158 thousand. As of December 31, 2014, the warrant had not been exercised and was still outstanding. Change in the fair value of the warrant was ($6) thousand and $19 thousand for the three months ended September 30, 2015 and 2014, and $45 thousand and $74 thousand for the nine months ended September 30, 2015 and 2014, were recognized in the condensed consolidated statements of operations.

All shares of Series C convertible preferred stock were converted into common stock, and the warrant to purchase Series C convertible preferred stock was converted into the warrant to purchase 128,231 shares of the Company’s common stock, upon the closing of the Merger on July 23, 2015. The fair value of the preferred stock warrant liability of $93 thousand was reclassed into common stock additional paid-in capital in the accompanying balance sheets for the nine months ended September 30, 2015.

Related to the Merger and the Private Placement, in July and August 2015, the Company issued 198,760 shares of common stock warrants at an exercise price of $5.00 per share to private placement agents as payment for services provided. These placement warrants are exercisable at any time at the option of the holder until the five year anniversary of its date of issuance. The number of shares of common stock issuable upon the exercise of each placement warrant is adjustable in the event of certain stock dividends, stock splits, combinations of shares and similar transactions. Upon exercise, the aggregate exercise price of the warrants issued are payable by the holders in cash.

The Company estimated the aggregate fair value of the warrants issued to placement agents as of the grant date to be $316 thousand and recorded as an offering cost against the total proceeds from the Private Placement recorded in common stock additional paid-in capital in the accompanying condensed consolidated balance sheets and condensed consolidated statements of convertible preferred stock and stockholders’ equity (deficit) as of September 30, 2015.

Pursuant to ASC 815-15 and ASC 815-40, the fair value of the placement warrants was recorded as equity awards on the grant date.

The placement warrants were valued at their grant dates using the Black-Scholes pricing model and the following weighted average assumptions:

September 30, 2015
Common Stock Warrant:
Expected term (in years)	5.0
Expected volatility	31.8%
Risk-free interest rate	1.6%
Expected dividend yield	0%

10.	COMMON STOCK RESERVED FOR ISSUANCE

The common stock reserved for future issuance at December 31, 2013 and 2014 was as follows:

	December 31,
	2013	2014
Conversion of outstanding convertible preferred stock	25,036,330	27,654,928
Shares underlying outstanding stock options	2,723,406	4,248,504
Shares available for future stock option grants	1,848,367	295,101
Warrant to purchase convertible preferred stock	128,231	128,231

Total shares of common stock reserved	29,736,334	32,326,764